UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2023
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia		001-00652	54-0414210
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue,	Richmond,	Virginia	23235
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbols	Name of Exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 2.02.    Results of Operations and Financial Condition.

    Universal Corporation (the “Company”) issued a press release on May 24, 2023, discussing its results for the quarter and fiscal year ended March 31, 2023. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 7.01.    Regulation FD Disclosure

On May 19, 2023, the Company issued a press release announcing an approximately $30 million expansion project at its subsidiary Shank’s Extracts, LLC. A copy of this release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 8.01.    Other Events.

    On May 24, 2023, the Company issued a press release announcing its dividend increase for the Company’s common stock, and announcing the date of the Company's Annual Meeting of Shareholders. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	99.1	Press release dated May 24, 2023, announcing results for the quarter and fiscal year ended March 31, 2023.

	99.2	Press release dated May 24, 2023, announcing dividend increase and date for Annual Meeting of Shareholders.

	99.3	Press release dated May 19, 2023, announcing expansion at Shank's Extracts, LLC

	104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	May 24, 2023	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit
Number	Document

99.1	Press release dated May 24, 2023, announcing results for the quarter and fiscal year ended March 31, 2023.

99.2	Press release dated May 24, 2023, announcing dividend increase and date for Annual Meeting of Shareholders.

99.3	Press release dated May 19, 2023, announcing expansion at Shank's Extracts, LLC

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)